UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Commission File Number: 333-209903

GSG GROUP INC.
(Exact name of Registrant as specified in its charter)

WIKE CORP.

(Former Name)

Nevada	37-1769300
(State of incorporation)	(IRS Employer Identification No.)

18/F Canada Bank Tower, No. 315, Ang Doung St,
Corner Monivong Blvd, Phnom Penh, Cambodia

Address of Principle Executive Office

85 523962303

Registrant’s telephone number, including area code

Date of Report (Date of earliest event reported):

September 15th, 2017

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.03 – AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On August 17th, 2017, the Board of Directors of Wike Corp. (the “Company”) adopted an Amendment to its Articles changing the name of the Corporation to GSG GROUP INC.; the State of Nevada effectuated said change on the same date; and on September 15th, 2017, FINRA gave final approval for said name change and the ticker Symbol “GSGG”.

ITEM 9.01 EXHIBITS

(d) Exhibits.

10.1	Nevada Amendment of new name as GSG GROUP INC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9th, 2017

GSG GROUP INC.

/s/ Sreyneang Jin
By:	Sreyneang Jin, CEO

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